SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:                                      25-Sep-02

Morgan Stanley Dean Witter Capital I, Inc.

(AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
DATED AS OF APRIL 1, 2002 PROVIDING FOR THE ISSUANCE OF
MORTGAGE PASS-THROUGH CERTIFICATES,
SERIES 2002-HE1)

Morgan Stanley Dean Witter Capital I Inc.
(Exact name of registrant as specified in its charter)

Delaware                                     333-83986-04
(State or Other                              (Commission
Jurisdiction of                              File Number)
Incorporation)

13-3291626
(I.R.S. Employer
Identification
Number)

1585 Broadway
New York, NY                                             10036
(Address of Principal                              (Zip Code)
Executive Offices)

Registrant's telephone number: (212) 296-7000

Item 5.  Other Events

           On     25-Sep-02     a scheduled distribution was made
from the trust to holders of the certificates. The Trustee has caused to be filed with the commission, the Monthly Report dated
25-Sep-02     The Monthly Report is filed pursuant
to and in accordance with (1) numerous no-action letters
(2) current Commission policy in the area.

A.            Monthly Report Information:
              See Exhibit No.1

B.            Have any deficiencies occurred?   NO.
                                Date:
                                Amount:

C.            Item 1: Legal Proceedings:     NONE

D.            Item 2: Changes in Securities: NONE

E.Item 4: Submission of Matters to a Vote of Certificateholders:  NONE

F.            Item 5: Other Information - Form 10-Q, Part II -
              Items 1,2,4,5 if applicable:  NOT APPLICABLE

Item 7. Monthly Statements and Exhibits

              Exhibit No.

1. Monthly Distrib Rep dated:                        25-Sep-02

MORGAN STANLEY DEAN WITTER CAPITAL I, Inc.
MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2002-HE1

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:                                   09/25/02



Class               Cusip
A-1               61746WQK9
A-2               61746WPX2
M-1               61746WPY0
M-2               61746WPZ7
B-1               61746WQA1
B-2               61746WQB9
X                    N/A
P                    N/A
R                    N/A

                  Beginning
                 Certificate
Class               Bal(1)
A-1              551,034,123.18
A-2              232,089,339.90
M-1               52,690,000.00
M-2               47,900,000.00
B-1               38,320,000.00
B-2               11,975,000.00
X                 11,975,000.00
P                          0.00
R                          0.00
Total            945,983,463.08

Class                Prin
A-1                7,746,084.17
A-2                  697,610.53
M-1                        0.00
M-2                        0.00
B-1                        0.00
B-2                        0.00
X                          0.00
P                          0.00
R                          0.00
Total              8,443,694.70

Class                Int
A-1                  998,749.35
A-2                  413,892.66
M-1                  105,819.08
M-2                  124,140.83
B-1                  115,279.33
B-2                   43,010.21
X                  4,451,321.14
P                    196,495.65
R                          0.00
Total              6,448,708.25

Class               Losses
A-1                        0.00
A-2                        0.00
M-1                        0.00
M-2                        0.00
B-1                        0.00
B-2                        0.00
X                          0.00
P                          0.00
R                          0.00
Total                      0.00

                    Ending
                 Certificate
Class                Bal
A-1              543,288,039.01
A-2              231,391,729.37
M-1               52,690,000.00
M-2               47,900,000.00
B-1               38,320,000.00
B-2               11,975,000.00
X                 11,975,000.00
P                          0.00
R                          0.00
Total            937,539,768.38

AMOUNTS PER $1,000 UNIT

Class                Prin
A-1                   13.902725
A-2                    2.931420
M-1                    0.000000
M-2                    0.000000
B-1                    0.000000
B-2                    0.000000
X                      0.000000

Class                Int
A-1                    1.792562
A-2                    1.739213
M-1                    2.008333
M-2                    2.591667
B-1                    3.008333
B-2                    3.591667
X                    371.717841

Class               Total
A-1                    15.69529
A-2                     4.67063
M-1                     2.00833
M-2                     2.59167
B-1                     3.00833
B-2                     3.59167
X                     371.71784

                    Ending
                 Certificate
Class                Bal
A-1                  975.097124
A-2                  972.328121
M-1                 1000.000000
M-2                 1000.000000
B-1                 1000.000000
B-2                 1000.000000
X                   1000.000000

Class               Losses
A-1                    0.000000
A-2                    0.000000
M-1                    0.000000
M-2                    0.000000
B-1                    0.000000
B-2                    0.000000
X                      0.000000

                   Current
                 Pass-Through
Class              Int Rate
A-1                     2.17500%
A-2                     2.14000%
M-1                     2.41000%
M-2                     3.11000%
B-1                     3.61000%
B-2                     4.31000%
X                       5.64659%

Section 4.02 (i.)
PRINCIPAL DISTRIBUTIONS
Curtails                                            74,271.01
Payments in Full                                 7,743,146.31
Liq Proceeds                                             0.00
                                                 7,817,417.32

Section 4.02 (v.)
BALANCES AS OF:                                      25-Sep-02
Stated Prin Bal of Mort Loans                  937,539,768.38

Section 4.02 (vi.)
MAS SERV COMP                                      394,053.14

Section 4.02 (viii.)
P&I ADVANCES
Current Period Advances                                 $0.00
Outstanding Advances                                    $0.00


Section 4.02 (ix.)
DELINQ INFO                                  Number
*31-60 days delinquent                                    137
*61-90 days delinquent                                      8
*91 or more days delinquent                                 3
Foreclosures                                               62
Bankruptcies                                               15


Section 4.02 (ix.)                           Unpaid Prin
DELINQ INFO                                  Balance
*31-60 days delinquent                          18,076,745.03
*61-90 days delinquent                             891,815.38
*91 or more days delinquent                        405,699.26
Foreclosures                                     9,272,569.96
Bankruptcies                                     1,781,154.68


Section 4.02 (ix.)                           Stated Prin
DELINQ INFO                                  Balance
*31-60 days delinquent                          18,048,235.44
*61-90 days delinquent                             889,947.19
*91 or more days delinquent                        404,797.69
Foreclosures                                     9,251,100.00
Bankruptcies                                     1,779,178.15


*Note:  In accordance with the Master Servicer, the Delinquency
Information relates to the Prepayment Period.


Section 4.02 (xi.)
REO INFORMATION
Loans that became REO properties in the preceding calendar month:
              Unpd Prin                      Std Prin
Loan #        Bal                            Bal

Section 4.02 (xii.)
REO INFORMATION
Number of REO Loans                                         0
Stated Principal Balance of REO Properties               0.00
Tot Bk Val of REO Props:                                 0.00

Section 4.02 (xiii.)
Stepdown Date Occurrence                     NO
Trigger Event Occurrence                     NO
Aggregate Balance of loans 60+ days delinquen   12,325,023.03

Section 4.02 (xv.)
REALIZED LOSSES
Real Losses incurred during related Prepay Period
Tot Real Losses                                          0.00
Cum Real Losses                                          0.00

Section 4.02 (xvi.)
Net Monthly Excess Cash Flow                     4,451,321.14
Allocation to Applied Realized Losses                    0.00
Allocation to Unpaid Interest Amounts                    0.00

Section 4.02 (xvii.)
Subordination Amount                            11,975,000.00
Required Subordinated Amount                    11,975,000.00

Section 4.02 (xviii.)
Prepay Charges                                     196,495.65


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

              MORGAN STANLEY DEAN WITTER
              CAPITAL I INC.

              By: /s/ Eve Kaplan
              Name:  Eve Kaplan
              Title: Vice President
              U.S. Bank National Association

Dated:                   9/25/02